SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                  ------------

                                    FORM 8-K

                                  ------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 13, 2001


                                   NTELOS Inc.
               (Exact Name of Registrant as Specified in Charter)

         Virginia                     0-16751                     54-1443350
(State of Incorporation)      (Commission File Number)          (IRS Employer
                                                             Identification No.)

                                 P. O. Box 1990
                           Waynesboro, Virginia 22980
                    (Address of principal executive offices)

                                 (540) 946-3500
              (Registrant's telephone number, including area code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On February 13, 2001, NTELOS Inc. ("NTELOS") closed its acquisition of R&B Communications, Inc. ("R&B"), pursuant to an agreement and plan of merger whereby a wholly-owned subsidiary of NTELOS merged with and into R&B, with R&B surviving the merger as NTELOS' wholly-owned subsidiary.

         R&B is an integrated communications provider offering a broad range of products and services to business and residential customers in the Roanoke and New River Valleys of Virginia. These communications products and services include local and long distance telephone, dial-up and high-speed Internet access, competitive local exchange access, paging and wireless cable television.

         Pursuant to the merger agreement, at closing R&B's common stock converted into the right to receive an aggregate of 3,716,400 shares of NTELOS common stock which had a value as of the close of business on February 12, 2001 of $22.375 per share, representing consideration of $83,154,450.

         The purchase price was the result of arm's-length negotiation between NTELOS and R&B, based on NTELOS' evaluation of the fair market value of R&B's business. NTELOS intends that the assets of R&B will be used by NTELOS in a manner generally consistent with the use of such assets by R&B immediately prior to the consummation of the acquisition.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (a)  Financial Statements of Business Acquired.

         Audited consolidated financial statements of R&B Communications, Inc. and West Virginia PCS Alliance, L.C. (incorporated herein by reference to NTELOS' Prospectus dated November 6, 2000 filed pursuant to Rule 424(b)(3) on November 9, 2000)

         Unaudited interim condensed consolidated financial statements of R&B Communications, Inc. and West Virginia PCS Alliance, L.C. (incorporated herein by reference to Exhibit 99.2 and Exhibit 99.3 of NTELOS' Form 8-K filed on January 24, 2001).

         (b)  Pro Forma Financial Information.

         Unaudited pro forma financial information of NTELOS Inc. (incorporated herein by reference to Exhibit 99.1 of NTELOS' Form 8-K filed on January 24, 2001).

         (c) Exhibits.

      EXHIBIT NO.                    DESCRIPTION
      -----------                    -----------

          2.1 Agreement and Plan of Merger by and between R&B Communications, Inc., R&B Combination Company and NTELOS Inc. dated as of June 16, 2000 (incorporated herein by reference to Annex A of NTELOS' Prospectus dated October 25, 2000 filed pursuant to Rule 424(b)(3) on October 31, 2000).

          23.1      Consent of McGladrey & Pullen, LLP

          23.2      Consent of Phibbs, Burkholder, Geisert and Huffman, LLP



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NTELOS Inc.
                                       (Registrant)


                                       By:  /s/ Michael B. Moneymaker
                                           ------------------------------------
                                           Michael B. Moneymaker
                                           Senior Vice President and Chief
                                           Financial Officer, Treasurer and
                                           Secretary


Date: February 13, 2001